UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33764	36-3685240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120

Bolingbrook, Illinois 60440

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (630) 410-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2011, Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”) entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent and a Lender thereunder, Wells Fargo Capital Finance, LLC, as Joint Lead Arranger, Joint Bookrunner and a Lender, J.P. Morgan Securities LLC, as Joint Lead Arranger, Joint Bookrunner and a Lender, JPMorgan Chase Bank, N.A., as Syndication Agent and a Lender, and PNC Bank, National Association, as Documentation Agent and a Lender (collectively, the “Lenders”). The Loan Agreement amended and restated the existing Loan and Security Agreement, dated as of August 31, 2010, by and among Ulta and the Lenders. The Loan Agreement extends the maturity of the facility to October 2016, provides maximum revolving loans equal to the lesser of $200 million or a percentage of eligible owned inventory, contains a $10 million subfacility for letters of credit and allows Ulta to increase the revolving facility by an additional $50 million, subject to the consent by each lender providing additional commitments and other conditions as set forth in the Loan Agreement. The Loan Agreement contains a requirement to maintain a minimum amount of excess borrowing availability at all times. Substantially all of Ulta’s assets are pledged as collateral for outstanding borrowings under the Loan Agreement. Outstanding borrowings will bear interest at the prime rate or Libor plus 1.50%.

The description above is a summary of the Loan Agreement and is qualified in its entirety by the complete text of the Loan Agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 19, 2011, Ulta entered into the Loan Agreement described in Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated October 19, 2011, by and among Ulta Salon, Cosmetics & Fragrance, Inc., Wells Fargo Bank, National Association, Wells Fargo Capital Finance, LLC, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A. and PNC Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.

Date: October 25, 2011	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated October 19, 2011, by and among Ulta Salon, Cosmetics & Fragrance, Inc., Wells Fargo Bank, National Association, Wells Fargo Capital Finance, LLC, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A. and PNC Bank, National Association.